EXHIBIT 10.3
                        FORM OF RULE 419 ESCROW AGREEMENT




                          Letter of Escrow Instructions



To:
                  Corporate Trust/Agency Administration





         Win   or   Lose   Acquisition    Corporation   -   Rule   419   escrow,
         __________________ Bank Escrow No. ___________

         This Letter of Escrow Instructions to ___________ Bank, hereinafter called Escrow Agent, shall become immediately and automatically become operative and effective upon the successful completion of a public offering of certain securities of Win or Lose Acquisition Corporation (the "Company") which is described more fully in the Company's Form S-1 Registration Statement under the Securities Act of 1933 (Registration No. 333-___________). The Company and the Escrow Agent have previously entered into a Letter of Escrow Instructions dated _________________, 2001 which relates to the creation, operation and termination of the Win or Lose Acquisition Corporation - Subscription Escrow, _________ Bank Escrow No. ___________ (the "Subscription Escrow"). The terms and conditions of the Subscription Escrow are incorporated herein by this reference.

1.       ESCROW PURPOSE:

1.1 This escrow is a single party holding escrow established by Win or Lose Acquisition Corporation, of Clearwater, Florida, (the "Company"). There are no other parties to this escrow.

1.2 The purpose of this escrow is to receive, hold and ultimately distribute, in accordance with the terms of this agreement:

         o The cash proceeds ("Offering Proceeds") of the Company's registered public offering of securities; and

         o The stock certificates representing beneficial ownership of the securities that will be sold to the public and issued as compensation as a result of the Company's registered public offering of securities.

1.3 This escrow agreement constitutes an essential element of the Company's proposed public offering of securities and is required by Securities and Exchange Commission Rule 419. The parties to this Agreement shall, at all times, conduct all of their activities relating to the Rule 419 escrow created hereby in strict compliance with the letter and the spirit of Rule 419. In the event of any inconsistency between the terms of this Agreement and the requirements of Rule 419, the requirements of Rule 419 shall have priority.

2.       ESCROW DEPOSITS:

2.1 Upon successful completion of the Company's offering, the escrow agent for the Subscription Escrow, will

         (a) Prepare a detailed schedule that identifies each person who has purchased shares of the Company's Common Stock, states the number of shares purchased by each subscriber, and otherwise complies with the requirements of 12 CFR 330.1 of the Regulations of the Federal Deposit Insurance Corporation.; and

         (b) Directly transfer to the Rule 419 escrow created by this agreement all funds then on deposit in the Subscription Escrow, including any interest previously earned thereon.

2.2 As soon as practicable after the successful completion of the Company's offering, the Company will deliver, or cause to be delivered, to the Escrow Agent, Stock Certificates representing the ownership of the 500,000 shares of common stock that have been sold to the public in connection with the Company's public offering of securities. All stock certificates delivered to the Escrow Agent shall be registered in the name of the owner thereof and contain such other information as the Company and the Escrow Agent deem necessary or desirable to comply with the requirements of Securities and Exchange Commission Rule 419 and the Regulations of the Federal Deposit Insurance Corporation, or otherwise provide for the efficient performance of the Escrow Agent's duties hereunder.

2.3      When the Escrow Agent has received the subscription  funds specified in
         Section 2.1 and the stock certificates specified in Section 2.2, it shall examine the stock certificates delivered by the Company to confirm that the information on the stock certificates agrees in all particulars with the information in the detailed schedule prepared by the subscription escrow agent. In the event of any discrepancy between the records of the subscription escrow agent and the records of the Company, the records of the subscription escrow agent shall have priority.

2.4 When the Escrow Agent has confirmed the receipt of $125,000 in cash subscription proceeds, together with any interest previously earned thereon, and confirmed that the stock certificates delivered by the Company agree in all particulars with the information in the detailed schedule prepared by the subscription escrow agent, the Escrow Agent shall promptly disburse the sum of Twelve Thousand Five Hundred Dollars ($12,500) to the Company. All remaining subscription funds shall be deposited in the Rule 419 escrow and be treated for all purposes of this agreement as the "Escrow Funds."

2.5 When the Company's board of directors decides to issue all or any part of the 500,000 compensation shares that have been included in its registration statement, all Stock Certificates representing the ownership of such shares shall be delivered to the Escrow Agent and become subject to the provisions of this agreement. All certificates for compensation shares delivered to the Escrow Agent shall be registered in the name of the owner thereof and contain such other information as the Company and the Escrow Agent deem necessary or desirable to comply with the requirements of Securities and Exchange Commission Rule 419, or otherwise provide for the efficient performance of the Escrow Agent's duties hereunder.

2.6 The Escrow Funds and all stock certificates delivered to the Escrow Agent pursuant to Sections 2.2 and 2.5 shall be held and disposed of by Escrow Agent in accordance with the following instructions and upon the terms and conditions hereinafter set forth.

3.       INVESTMENT OF ESCROW FUNDS:

3.1 The Escrow Funds may only be invested in (i) an obligation that constitutes a "deposit" as that term is defined in section 3(1) of the Federal Deposit Insurance Act, (ii) securities of an open-end investment company registered under the Investment Company Act of 1940 that holds itself our as a money market fund meeting the conditions of paragraphs (c)(2), (c)(3), and (c)(4) of Rule 2a-7 under the Investment Company Act, or (iii) securities that are direct obligations of, or obligations guaranteed as to principal or interest by, the United States.

3.2 All interest earned with respect to the Escrow Funds shall be added to the principal thereof and treated as Escrow Funds for all purposes of this Agreement.

3.3 The Escrow Agent, in consultation with the Company, shall allocated the Escrow Funds in such a manner as will, in the judgment of the Escrow Agent, maximize the annual return on the Escrow Funds, maximize the amount that is insured by the United States and/or guaranteed as to principal and interest by the United States, and minimize the potential for loss of principal through market fluctuations.

3.4      The Escrow Funds,  shall not be invested in any securities  that have a
         scheduled   maturity   of  more  than  six  months  from  the  date  of
         acquisition.

4.       TERMINATION AND DISBURSEMENTS:

4.1 If the Company has not negotiated a business combination, filed a post-effective amendment to its registration statement, completed a reconfirmation offering meeting the requirements of Rule 419 and closed on the business combination agreement on or before ___________________ ("Termination Date") the Escrow Agent shall:

         (a) Promptly forward a refund check to each person who purchased shares of the Company's common stock for cash in connection with the original offering. Notwithstanding any other provision of this agreement, the owners of the compensation shares referred to in Section 2.5 shall not be entitled to participate in any cash distributions. For purposes of this Agreement, all refunds shall be allocated among the purchasers of the Company's common stock on a per share basis and the Escrow Agent shall not be obligated to separately account for interest earned on the subscription escrow. Instead, the Escrow Agent is specifically authorized to determine the available balance in the Escrow Account and divide such balance by 500,000 shares to calculate the amount of cash per share to be distributed to the purchasers. Refund checks shall be rounded up to the nearest whole cent and any overpayment resulting from such rounding shall be payable in cash by the Company.

         (b) Promptly return all stock certificates to the Company for cancellation.

         When all stock certificates and all Escrow Funds deposited with the Escrow Agent have been disbursed in accordance with the provisions of this Section 4.1, the Rule 419 escrow will terminate.

4.2 If the Company negotiates a business combination, files a post-effective amendment to its registration statement, completes a reconfirmation offering meeting the requirements of Rule 419 and closes on the business combination agreement on or before the Termination Date, the Company shall promptly deliver, or cause to be delivered, to the Escrow Agent:

         (a)      A  copy  of  the   definitive   prospectus   included  in  its
                  post-effective amendment and used in connection with the reconfirmation offering;

         (b) A schedule setting forth the identity of each person who purchased shares of the Company's common stock for cash in connection with the original offering;

         (c) A schedule setting forth the identity of each person who received shares of the Company's common stock as compensation in connection with the original offering;

         (d) A copy of each subscription reconfirmation agreement received from a person who purchased shares of the Company's common stock for cash in connection with the original offering;

         (e) A copy of each subscription reconfirmation agreement received from a person who received shares of the Company's common stock as compensation in connection with the original offering;

         (f) A schedule setting forth the identity of each person who refused or otherwise failed to execute a reconfirmation agreement within the time limits specified in Rule 419 and the definitive prospectus; and

         (g) A Certificate signed by the President and Secretary of the Company that all conditions precedent to the termination of the Rule 419 escrow have been satisfied.

4.3 Upon receipt of the notice and documentation specified in Section 4.2, the Escrow Agent shall:

         (a) Promptly forward a refund check to each person who purchased shares of the Company's common stock for cash in connection with the original offering and subsequently refused or otherwise failed to execute a reconfirmation agreement within the time limits specified in Rule 419 and the definitive prospectus. For purposes of this Agreement, all refund checks shall be rounded up to the nearest cent and any overpayment resulting from such rounding shall be deducted from the amount payable to the Company;

         (b) Promptly forward a stock certificate to each person who purchased shares of the Company's common stock for cash in connection with the original offering and subsequently executed a reconfirmation agreement;

         (c) Promptly forward a stock certificate to each person who received shares of the Company's common stock as compensation in connection with the original offering and subsequently executed a reconfirmation agreement;

         (d) Promptly return all remaining stock certificates to the Company for cancellation; and

         (e)      Promptly forward all remaining Escrow Funds to the Company

         When all stock certificates and all Escrow Funds deposited with the Escrow Agent have been disbursed in accordance with the provisions of this Section 4.3, the Rule 419 escrow will terminate.

4.4 In the Company conducts a reconfirmation offering and the terms of such offering are not accepted by the holders of the number of shares specified in the definitive prospectus included in the Company's post-effective amendment, the Escrow Agent shall:

         (a) Promptly forward a refund check to each person who purchased shares of the Company's common stock for cash in connection with the original offering. For purposes of this Agreement, all refund checks shall be rounded up to the nearest cent and any overpayment resulting from such rounding shall be deducted from the amount payable to the Company.

         (b) Promptly return all stock certificates to the Company for cancellation.

         When all stock certificates and all Escrow Funds deposited with the Escrow Agent have been disbursed in accordance with the provisions of this Section 4.4, the Rule 419 escrow will terminate.

5.       NO MODIFICATION:

5.1 After the deposit of the Escrow Funds, these instructions shall not be modified, rescinded or amended.

6.       GENERAL PROVISIONS:

6.1 All parties understand and agree that Escrow Agent is not a principal, participant, or beneficiary of the underlying transaction that necessitates this Agreement. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in acting or refraining from acting on any instrument believed by it to be genuine and to have been signed or presented by the proper party or parties, their officers, representatives or agents. The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized hereby, nor for action taken or omitted by it in accordance with the advice of its counsel. Escrow Agent shall be responsible for holding, investing and disbursing the Escrowed Assets pursuant to the Agreement, but in no event shall be liable for any exemplary or consequential damages in excess of Escrow Agent's fee hereunder.

6.2 Unless otherwise provided herein, the Escrow Agent shall accept the Escrowed Assets pursuant to the Agreement and invest such assets at the written request of the parties hereto specifying with particularity or by accompanying schedule the type and identity of the assets to be deposited. Acceptance of the Escrowed Assets shall be communicated by Escrow Agent to parties by account statement or otherwise in writing as soon as practicable after receipt, and any discrepancies shall be noted to Escrow Agent by the parties in writing within forty five (45) days of receiving such communication. Failure to note any discrepancies shall be deemed confirmation of the description of Escrowed Assets listed on the report regardless of any variations from the original schedule. Any request to invest assets shall be in writing or facsimile and specify the type of investment to be made, the maturity date, and the principal amount to be invested. The Escrow Agent shall not be liable for delay or failure to invest funds without written instructions or for losses on any investments made by it pursuant to and in compliance with such instructions.

6.3 Should any controversy arise between the undersigned with respect to this Escrow Agreement or with respect to the right to receive the Escrowed Assets, Escrow Agent shall have the right to consult counsel and/or to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties. In the event it is a party to any dispute, Escrow Agent shall have the additional right to refer such controversy to binding arbitration. Should such actions be necessary, or should Escrow Agent become involved in litigation in any manner whatsoever on account of this Escrow Agreement of the Escrowed Assets made hereunder, the undersigned hereby bind and obligate themselves, their heirs and legal representatives to pay Escrow Agent, in addition to any charge made hereunder for acting as Escrow Agent, reasonable attorney's fees incurred by Escrow Agent, and any other disbursements, expenses, losses, costs and damages in connection with and resulting from such actions.

6.4 The Escrow Agent shall have no liability under, or duty to inquire beyond the terms and provisions of the Agreement, and it is agreed that its duties are purely ministerial in nature, and that the Escrow Agent shall incur no liability whatsoever except for willful misconduct or gross negligence so long as it has acted in good faith. The Escrow Agent shall not be bound by any modification, amendment, termination, cancellation, rescission or supersession of this Escrow Agreement unless the same shall be in writing and signed by all of the other parties hereto and, if its duties as Escrow Agent hereunder are affected thereby, unless it shall have given prior written consent thereto.

6.5 The Escrow Agent may at any time resign hereunder by giving written notice of its resignation to the other parties hereto, at their address set forth herein, at least ten (10) days prior to the date specified for such resignation to take effect, and upon the effective date of such resignation, the Escrowed Assets hereunder shall be delivered to such person as may be designated in writing by the appropriate parties executing this Escrow Agreement, whereupon all the Escrow Agent's obligations hereunder shall cease and terminate. The Escrow Agent's sole responsibility until such termination shall be to keep safely all Escrowed Assets and to deliver the same to a person designated by the appropriate parties executing this Escrow Agreement or in accordance with the directions of a final order or judgment of a court of competent jurisdiction.

6.6 The parties agree to indemnify, defend and hold the Escrow Agent harmless from and against any and all loss, damage, tax, liability and expense that may be incurred by the Escrow Agent arising out of or in connection with its acceptance or appointments as Escrow Agent hereunder, including costs and expenses of defending itself against any claim or liability in connection with its performance hereunder.

6.7 The parties jointly and severally agree to pay to the Escrow Agent its fees for the services rendered pursuant to the provisions of this Escrow Agreement and will reimburse the Escrow Agent for reasonable expenses, including reasonable attorney's fees incurred in connection with the negotiations, drafting and performance of such services. Except as otherwise noted, this fee covers account acceptance, set up and termination expenses; plus usual and customary related administrative services such as safekeeping, investment and payment of funds specified herein or in the exhibits attached. Activities requiring excessive administrator time or out-of-pocket expenses such as optional substitution of collateral or securities shall be deemed extraordinary expenses for which related costs, transaction charges, and additional fees will be billed at Escrow Agent's standard charges for such items. A fee schedule has been provided to all parties to this Escrow.

6.8 Escrow Agent is hereby given a lien on all Escrowed Assets for all indebtedness that may become owing to Escrow Agent hereunder, which lien may be enforced by Escrow Agent by setoff or appropriate foreclosure proceedings.

6.9      The  parties  warrant  to the Escrow  Agent that there are no  Federal,
         State or local tax liability or filing requirements whatsoever concerning the Escrow Agent's actions contemplated hereunder and warrant and represent to the Escrow Agent that the Escrow Agent has no duty to withhold or file any report of any tax liability under any Federal of State income tax, local or State property tax, local or State sales or use taxes, or any other tax by any taxing authority. The parties hereto agree to jointly and severally indemnify the Escrow Agent fully for any tax liability, penalties or interest incurred by the Escrow Agent arising hereunder and agree to pay in full any such tax liability together with penalty and interest if any tax liability is ultimately assessed against the Escrow Agent for any reason as a result of its action hereunder (except for the Escrow Agent's individual income tax liability arising from its income fees).

6.10 The Escrow Agent shall have no liability for loss arising from any cause beyond its control, including, but not limited to, the following:
         (a) the act, failure or neglect of any agent or correspondent selected by the Escrow Agent or the parties hereto; (b) any delay, error, omission or default connected with the remittance of funds; (c) any delay, error, omission or default of any mail, telegraph, cable or wireless agency or operator; (d) the acts or edicts of any government or governmental agency or other group or entity exercising governmental powers.

6.11 This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Florida. The parties hereto expressly waive such duties and liabilities, it being their intent to create solely an agency relationship and hold the Escrow Agent liable only in the event of its gross negligence or willful misconduct in order to obtain the lower fee schedule rates as specifically negotiated with the Escrow Agent.

7.       NOTICES:

7.1 All notices, demands, requests or payments provided for or given pursuant to this Escrow must be in writing or facsimile. All such notices shall be deemed to have been properly given or served by personal delivery or by depositing the same in the United States mail addressed to the person entitled to receive such notice at the address set forth below.

         To the Company Capital Corporation

                  Sally A. Fonner, President
                  Win or Lose Acquisition Corporation
                  1612 North Osceola
                  Clearwater, Florida 33755

         To ___________________


                  ___________ Bank, N.A.
                  Corporate Trust/Agency Administration




7.2      All notices shall be effective when received.

       Approved and accepted by the Parties this ________ day of December, 2000.


Win or Lose Acquisition Corporation                 _________________ Bank, N.A.






By:                                       By:
   ----------------------------              -----------------------------
     Sally A. Fonner, President              (Name and Title of Signatory)